                                                                    EXHIBIT 10.9

                                FIRST AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                  COGENERATION AND GREENHOUSE LEASE AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED COGENERATION AND GREENHOUSE LEASE AGREEMENT (this "Amendment") is made as of this ___ day of May, 1996, between BRUSH COGENERATION PARTNERS, a Colorado general partnership ("Landlord"), and BRUSH GREENHOUSE PARTNERS II, LLC, a Colorado limited liability company ("Tenant").

                                   RECITALS

     A. Landlord and Tenant have entered into that certain Amended and Restated Cogeneration and Greenhouse Lease Agreement dated June 1, 1992, (the "Original Lease"), whereby Landlord has leased to Tenant an 18-acre greenhouse facility (the "Greenhouse") located on Landlord's real property in Brush, Colorado.

     B. Landlord and Tenant amended the Original Lease by that certain Amendment to Amended and Restated Cogeneration and Greenhouse Lease Agreement dated December 29, 1994 (the "Lease Amendment; together with the Original Lease, the "Lease")

     C. Landlord and Tenant desire hereby to amend certain provisions of the Lease in connection with an expansion of the Greenhouse.


     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the parties hereby covenant and agree as follows:

     1. The first sentence of Recital B of the Lease Amendment is hereby deleted in its entirety and the following is inserted in lieu thereof:

     B. BGP II and Colorado Greenhouse LLC ("Colorado Greenhouse") have entered into a Greenhouse Operation and Management Agreement dated December 29, 1994, as amended by a First Amendment to Operation and Management Agreement dated May __, 1996 (as so amended, the "O&M Agreement"), a copy of which is attached hereto as Exhibit A.

     2. The first sentence of Section 1(c) of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

     "The Premises shall consist of an approximately 18.6-acre greenhouse facility."

     3. Except as expressly amended pursuant to Sections 1 and 2 above, the terms and conditions of the Lease are unmodified and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   BRUSH COGENERATION PARTNERS, a
                                   Colorado general partnership

                                   By:  Noah I Power Partners, L.P.,
                                        a general partner

                                        By:  Noah I Power GP, Inc.,
                                             its general partner


                                             By: [SIGNATURE ILLEGIBLE]
                                                -----------------------------
                                             Name: [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                             Title: _________________________

                                   and

                                   By:  CTI Partners II, LLC,
                                        a general partner


                                        By: /s/ Ed Wetherbee
                                           ----------------------------------
                                            Management Committee Member


                                   BRUSH GREENHOUSE PARTNERS II, LLC, a
                                   Colorado limited liability company


                                   By: /s/ Ed Wetherbee
                                      ---------------------------------------
                                   Name: Ed Wetherbee
                                        -------------------------------------
                                   Title: Management Committee Member
                                         ------------------------------------

                       BRUSH GREENHOUSE PARTNERS II, LLC
                                      and
                          BRUSH COGENERATION PARTNERS


                                 May ___, 1996

Colorado Greenhouse LLC
P.O. Box 309
Fort Lupton, Colorado 80621

     Re: Greenhouse Operation and Management Agreement dated as of December 29, 1994; Rifle Greenhouse

Ladies and Gentlemen:

     Reference is made to the following documents:

     1. Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994, between Brush Greenhouse Partners II, LLC ("BGP II") and Colorado Greenhouse LLC ("Colorado Greenhouse"); and

     2. Amended and Restated Cogeneration and Greenhouse Lease Agreement dated June 1, 1992, as amended (the "Greenhouse Lease"), between Brush Cogeneration Partners ("BCP"), as Lessor, and BGP II, as Lessee.

     Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the O&M Agreement.

     You have informed us that you desire to consolidate the operations of the Greenhouse, the BGP Greenhouse and the Ft. Lupton Greenhouse with that certain greenhouse (the "Rifle Greenhouse") located in or near Rifle, Colorado and operated in connection with the American Atlas cogeneration project, and in that connection that you be allowed to treat the Rifle Greenhouse as an Other Greenhouse for all purposes of the O&M Agreement. We acknowledge that the Rifle Greenhouse is that greenhouse referenced in the last three lines of paragraph 3.3(d) of the O&M Agreement.

     BGP II and BCP hereby consent to the treatment of the Rifle Greenhouse as an Other Greenhouse.

     You acknowledge that as of January 1, 1996, the Greenhouse Lease and the O&M Agreement will be amended to reflect an increase in the size of the Greenhouse and an increase in the amount of rent payable under the Greenhouse Lease.

     In connection with such matters, Colorado Greenhouse, BGP II and BCP each agree that the Allocation Percentage set forth on Exhibit B to the O&M Agreement will be modified, as follows: (i) as of January 1, 1996, to reflect the consolidation of the Rifle Greenhouse with the operations of the Greenhouse and the Other Greenhouses, from 31.135% to 26.330%, and (ii)

Colorado Greenhouse LLC
May _____, 1996
Page 2

after the second complete calendar quarter following the completion of the expansion described above, from 26.330% to 30.392%.

     In addition, Colorado Greenhouse, BGP II and BCP each agree that the definitions of both the Primary Fee and the Primary Fee Deficiency in the O&M Agreement shall be amended as follows: (i) as of January 1, 1996, in connection with the consolidation of the Rifle Greenhouse with the operations of the Green house and the other Greenhouses, substitute $3,240,000 for $2,740,000, and (ii) after the second complete calendar quarter following the completion date of the BGP II Greenhouse expansion described above, substitute $3,429,092 for $3,240,000.

                              Very truly yours,

                              BRUSH COGENERATION PARTNERS

                              By: Noah I Power Partners, L.P., a general partner

                                     By: Noah I Power GP, Inc., its
                                         general partner

                                         By: [SIGNATURE ILLEGIBLE]
                                            -------------------------
                                         Name:[SIGNATURE ILLEGIBLE]
                                              -----------------------
                                         Title:______________________

                              and

                              By:    CTI PARTNERS II, LLC.
                                     a general partner

                                     By: /s/ Ed Wetherbee
                                         ----------------------------
                                         Management Committee Member

                              BRUSH GREENHOUSE PARTNERS II, LLC

                              By: /s/ Ed Wetherbee
                                  -----------------------------------
                                  Management Committee Member

                              By: /s/ William E. Coleman
                                  -----------------------------------
                                   Management Committee Member

Accepted and agreed to this  ______ day of May, 1996.

COLORADO GREENHOUSE LLC

By: /s/ R. C. Clarke                 By: /s/ William E. Coleman
    ----------------------------         ----------------------------
    Management Committee Member          Management Committee Member

                          BRUSH COGENERATION PARTNERS
                       4845 PEARL EAST CIRCLE, SUITE 300
                         BOULDER, COLORADO 80301-2474



                                 July 31, 1996


The Prudential Insurance Company
of America, as Lead Agent
c/o Prudential Power Funding Associates
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102-4069
Attn: Project Management Team

Credit Suisse, as Bank Agent
12 East 49th Street
Tower 49
New York, New York 10017
Attn: Project Finance

     Re: Brush Cogeneration Partners; Construction and Term Loan Agreement dated as of June 30, 1992

Ladies and Gentlemen:

     Reference is made to that certain Construction and Term Loan Agreement (the "Loan Agreement"), dated as of June 30, 1992, among Brush Cogeneration Partners ("Borrower"), The Prudential Insurance Company of America, Credit Suisse, and the other parties named therein. Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Loan Agreement.

     Borrower and Brush Greenhouse Partners II, LLC ("BGP II") desire to enter into the consent letter, in the form of Exhibit A attached hereto, in favor of Colorado Greenhouse LLC ("Colorado Greenhouse") relating to certain amendments to the Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994 between BGP II and Colorado Greenhouse. This consent letter will allow Colorado Greenhouse to add as an Other Greenhouse that certain greenhouse located in Rifle, Colorado and used in connection with the American Atlas cogeneration project.

The Prudential Insurance Company of America                               Page 2
Credit Suisse
July 31, 1996

     In connection with the current expansion of the Greenhouse, Borrower and BGP II also desire to (A) consent to (i) a change in the Allocation Percentage under the O&M Agreement, (ii) a change in the definition of Reserve Amount under the O&M Agreement, and (iii) an increase in the primary fee to be paid to BGP II, as lessee of the Greenhouse, and (B) amend the Amended and Restated Cogeneration and Greenhouse Lease (the "Greenhouse Lease") dated June 1, 1992 between Borrower and BGP II, by a First Amendment in the form Exhibit B attached hereto (the "Greenhouse Lease Amendment").

     Section 9.5 of the Loan Agreement provides in part that Borrower will not, without the prior written consent of the Agents, agree to any amendment, supplement or modification of any Basic Document. Because the contemplated amendments to the O&M Agreement will result in an amendment to the Greenhouse Lease, a Basic Document, your consent to such amendments is required. In addition, your consent to such amendments is required because, pursuant to
Section 15.5 of the O&M Agreement, the parties thereto have agreed that no change in the terms or provisions of the O&M Agreement shall be made without your consent. We also note that the O&M Agreement has been assigned to the Agents pursuant to that certain Collateral Assignment dated as of December 29, 1994.

     Borrower hereby requests that you consent to the execution of the attached letter and the Greenhouse Lease Amendment by Borrower and BGP II.

The Prudential Insurance Company of America                             Page 3
Credit Suisse
July 31, 1996

     Please confirm your agreement to the terms and provisions of this letter agreement by signing where indicate below.


                              Sincerely,

                              BRUSH COGENERATION PARTNERS

                              By: Noah I Power Partners, L.P., a general partner

                                  By: Noah I Power Gp, Inc., its general partner

                                      By: [SIGNATURE ILLEGIBLE]
                                         ------------------------
                                      Name:[SIGNATURE ILLEGIBLE]
                                           ----------------------
                                      Title:    V.P.
                                            ---------------------
                              and

                              By: CTI Partners II, LLC a general partner

                                      By: /s/ Edward J. Wetherbee
                                         ------------------------
                                         Edward J. Wetherbee
                                         Management Committee Member

Accepted and Agreed to this 31 day
of July, 1996.

THE PRUDENTIAL INSURANCE COMPANY                CREDIT SUISSE
 OF AMERICAN, as Lead Agent                     as Bank Agent

By: [SIGNATURE ILLEGIBLE]                       By: /s/ Kevin V. Soucy
   ---------------------------                     ---------------------
Title:   V.P.                                   Title: KEVIN V. SOUCY
      ------------------------                        ------------------
                                                          Associates